UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2006

(Exact name of registrant as specified in its charter)

Delaware	1-7724	39-0622040
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

2801 80th Street, Kenosha, WI 53143
(Address of principal executive offices)

Registrant’s telephone number, including area code: (262) 656-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.01 Completion of Acquisition of Assets
Item 2.03 Creation of a Direct Financial Obligation
Item 9.01 Financial Statements and Exhibits
SIGNATURES

Item 2.01	Completion of Acquisition of Assets

On November 28, 2006, Snap-on Incorporated (“Snap-on”) completed its acquisition of the ProQuest Business Solutions segment (“PQBS”) of ProQuest Company for $508 million in cash plus the assumption of approximately $19 million in debt. A description of the transaction was included in Snap-on’s filings on Form 8-K dated October 20, 2006 and November 1, 2006, both of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation

Funding for the acquisition included the issuance of unsecured commercial paper obligations in an aggregate principal amount of $305 million. These obligations have varying maturity dates. Snap-on used proceeds of the commercial paper to fund its acquisition of PQBS. Until Snap-on is able to refinance these commercial paper borrowings with long-term debt, it intends to reissue commercial paper obligations that mature from time to time on similar terms. The commercial paper was offered and sold in privately negotiated transactions pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended.

In connection with the PQBS acquisition, Snap-on increased its total committed credit facilities by $250 million to $670 million, of which $352 million remained available after closing. A description of the $250 million revolving credit facility was included in Snap-on’s filing on Form 8-K dated November 10, 2006, which is incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains forward-looking information (within the meaning of the Private Securities Litigation Reform Act of 1995) that is subject to risks and uncertainties. These statements include the use of words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and other words and terms of similar meaning in connection with any discussion of future events.

The forward-looking statements are subject to risks and uncertainties that could cause performance or actual results to differ materially from those expressed herein. Such risks and uncertainties include, among other things, Snap-on’s ability to successfully integrate the PQBS business.

The information contained in this Form 8-K is as of the date indicated. Snap-on does not assume any obligation to update any forward-looking statements contained in this Form 8-K as a result of new information or future events or developments.

Item 9.01	Financial Statements and Exhibits

(a)  The financial information required by this item will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is filed.

(b)  The pro forma financial information required by this item, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is filed.

(c)  None.

(d)  Exhibits: The following exhibits are filed herewith:

2.1  Stock and Asset Purchase Agreement, dated as of October 20, 2006, by and between Snap-on Incorporated and ProQuest Company (incorporated by reference to Exhibit 10.1 of Snap-on’s Form 8-K dated October 20, 2006 (Commission File No. 1-7724)).

2.2  Amendment No. 1 to Stock and Asset Purchase Agreement, dated as of November 1, 2006, by and between ProQuest Company and Snap-on Incorporated (incorporated by reference to Exhibit 10.1 if Snap-on’s Form 8-K dated November 1, 2006 (Commission File No. 1-7724)).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SNAP-ON INCORPORATED
Date: December 4, 2006	By: /s/ Susan F. Marrinan
Susan F. Marrinan, Vice President,
Secretary and Chief Legal Officer

SNAP-ON INCORPORATED

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

2.1	Stock and Asset Purchase Agreement, dated as of October 20, 2006, by and between Snap-on Incorporated and ProQuest Company (incorporated by reference to Exhibit 10.1 of Snap-on’s Form 8-K dated October 20, 2006 (Commission File No. 1-7724)).

2.2	Amendment No. 1 to Stock and Asset Purchase Agreement, dated as of November 1, 2006, by and between ProQuest Company and Snap-on Incorporated (incorporated by reference to Exhibit 10.1 if Snap-on’s Form 8-K dated November 1, 2006 (Commission File No. 1-7724)).

6